Annual Report

December 31, 2002

T. Rowe Price
Mid-Cap Growth Portfolio

Dear Investor

We have lived through a once-in-a-generation - if not once-in-a-lifetime - bear market. The bloodletting has gone on longer and cut deeper than the infamous 1973 - 74 market meltdown. In fact, stocks ended the year with their third consecutive annual loss, their worst performance since 1939 - 41. However, there were signs that the worst may be over as the market bounced nicely off its lows of early October when investor sentiment reached its nadir. Mid-caps lagged large-caps in the second half of 2002 (the large-cap dominated S&P 500 Index returned -10.30%) but managed to outperform for the year, despite double-digit losses as the S&P 500 returned -22.10%.

Performance Comparison

  Periods Ended 12/31/02                         6 Months              12 Months
  ------------------------------------------------------------
  Mid-Cap Growth Portfolio                        -12.10%                -21.25%

  Mid-Cap Growth
  Portfolio - II Class                             -12.22                      -

  S&P MidCap 400 Index                             -11.68                 -14.51

  Russell Midcap
  Growth Index                                      -9.59                 -27.41

  Lipper Variable Annuity
  Underlying Mid-Cap Growth
  Funds Average                                    -13.77                 -31.09

  The Mid-Cap Growth Portfolio returned -12.10% in the six months ended December 31, behind the S&P MidCap 400 Index and the Russell Midcap Growth Index, but ahead of the Lipper peer group index, as shown in the table. The late-year rebound in speculative growth stocks significantly cut the Russell benchmark's losses for the period. For the year, the portfolio returned -21.25%, lagging the S&P MidCap 400 Index, which benefited from strength in value stocks early in the year, but outperforming the more aggressive Russell and Lipper benchmarks.

MARKET ENVIRONMENT

  Geopolitical tensions multiplied in the second half of the year as scattered terror attacks continued around the world and President Bush's drive to rally world opinion against Saddam Hussein reached high gear. Late in the year, nuclear saber rattling from North Korea competed with the looming conflict in Iraq as well as an oil strike in Venezuela for a worried world's attention. These crises pushed oil prices above $33 a barrel and cast a pall over business and consumer confidence. Partly as a result, economic news remained decidedly mixed, and the economy was unable to emerge conclusively from its midyear soft spot. The Christmas shopping season was a particular disappointment as rising joblessness, reluctant hiring by business, heavy debt levels, and the long bear market in stocks finally took their toll on consumers.

  Yet bright spots remained. Productivity growth was robust, bolstering real personal income, and business demand for capital equipment showed nascent signs of recovery. Despite fears of a double-dip recession, real GDP likely grew at a better than 2% annual rate for the year. Corporate profits rebounded, and low interest rates helped both businesses and consumers reduce their debt burdens. The Republican electoral sweep raised expectations of additional fiscal stimulus with an emphasis on tax cuts. The Federal Reserve's half-point rate cut in November - its only move in 2002 - brought the federal funds rate to just 1.25% and underscored the Fed's determination to continue applying significant monetary stimulus.

  Growth vs. Value

  Periods Ended 12/31/02                         6 Months              12 Months
  ------------------------------------------------------------
  Russell Midcap Growth Index                      -9.59%                -27.41%
  Russell Midcap Value Index                      -12.16                  -9.64

  Leadership among mid-caps shifted from value to growth in the second half of 2002. During the market's midyear swoon, beginning in May, virtually all segments of the market - small and large, growth and value, and almost every economic sector - declined. In the fourth quarter, however, the biggest losers of the nearly three-year bear market - technology and telecommunications stocks - led the rebound, though energy and materials stocks were also strong. The long-suffering Russell Midcap Growth Index managed to outperform its value counterpart in the last six months of the year.

PORTFOLIO REVIEW

  The telecommunication services, consumer staples, and materials sectors were the largest contributors to portfolio performance in the second half. The industrials and business services, financial, and health care sectors were the biggest detractors. For the year, the energy, consumer staples, and materials sectors were our top contributors, while the information technology, health care (particularly biotechnology), and consumer discretionary sectors were our worst detractors.

  Given the relentless declines in telecom stocks over the past few years, it may seem surprising that our top contributor for the past six months was wireless services provider Nextel Communications. (The stock was also our second-best contributor for the year.) We began purchasing the shares in May as the stock neared the bottom of a painful two-year slide from $80 to $3. Nextel's decimated share price reflected the widespread view that the company would not be among the survivors of the industry shakeout. After analyzing the company and meeting with management, we found ourselves more optimistic on the company's prospects than most other investors. A few months after our initial purchases, Nextel reported its first-ever profitable quarter and better-than-expected subscriber growth. Nextel offers the distinctive two-way paging feature, and while it once was considered a technological laggard, the company is now enjoying a technological advantage that rivals are having difficulty overcoming.

  Luxury accessories designer and retailer Coach was our second-largest contributor for the half and our top contributor for the year. The company executed well, and its product line - moderately upscale luxury goods, such as handbags, with a distinctly American look - proved popular in the wake of 9/11.

  Hewitt Associates, a leader in human resources and benefits consulting and outsourcing, was our third-largest contributor. We purchased the stock at its initial public offering (IPO) during the summer, and the extremely weak IPO market helped to create a bargain. Indeed, Hewitt - which has a 62-year history as a nonpublic company - was one of the few IPO success stories of 2002. It is an industry leader with a prestigious brand in a high-growth niche, and it has a business model that features high recurring revenues. Hewitt posted strong results during the period, despite a difficult environment for corporate spending.

  Allmerica Financial, a provider of property and casualty insurance as well as variable annuity life insurance products, was our largest detractor in the second half. We had viewed the company as a cyclically depressed financial services firm that could bounce back strongly, but ultimately we were disappointed. The company failed to hedge its market exposure, and as a result, the severe decline in equities raised questions about Allmerica's ability to meet the guaranteed minimum death benefit obligations in its annuity business.

  Clinical lab operator Laboratory Corporation of America was the portfolio's second-largest detractor as the company warned that earnings would fall short of estimates. Sales growth was also slightly below expectations. However, at recent levels we feel the stock is too cheap. The market apparently considers Lab Corp.'s growth prospects to be minimal, whereas we believe it can deliver 12% annual earnings growth. Over the long term, we think gene-based tests will drive additional growth for the company.

  Credit- and debit-card transaction processor Concord EFS was the third-largest detractor. Along with many other financial data processors, Concord warned that earnings would not meet expectations. Given that corporate profits have been disappointing throughout the economy, we felt that the market punished Concord unduly harshly. Electronic transactions continue to grow as a percentage of all transactions, and debit card transactions are the fastest-growing component. Concord has often been a leader in offering debit-card processing in new markets, such as gas stations, convenience stores, and supermarkets. The next high-growth sector appears to be electronic transactions at fast-food restaurants such as McDonald's, and Concord is aggressively pursuing this opportunity. Concord remains a secular growth story trading at an attractive price/earnings ratio in our view.

  Our worst detractor for the year, by far, was rural wireless services provider Western Wireless, which we discussed in our last letter. Yet the stock was among our top 10 contributors in the second half. After operational missteps early in the year that placed its future in doubt, Western Wireless has begun to execute better, and subscriber growth has resumed. The company now appears likely to be a survivor, though its long-term strategic position is by no means assured.

  Net new purchases in the second half were directed primarily to the health care and industrials and business services sectors. We were net sellers of financial and energy stocks. The portfolio remains positioned to benefit from a stronger economy and better financial markets in 2003, as we have taken profits in some of our defensive holdings, including energy stocks, which have performed well in recent years. However, the fund's exposure to the energy sector is still significant, as we believe the long-term fundamentals, particularly for natural gas, are strong.

  Our buying in health care was across the board - in biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals - reflecting several different ideas and crosscurrents with one unifying theme: we see health care as a strong growth sector in the years to come. While we favor biotechnology for aggressive growth opportunities, we have also returned to the defensive health care services group where we took profits earlier in the year, as many of these stocks are well off their highs. In addition, we made a significant move into the generic drug group during the second half, which we discuss in the Investment Strategy and Outlook section. Significant purchases included new positions in Barr Laboratories and Mylan Laboratories, both leading generic drug makers that should benefit as many popular branded drugs come off patent.

  Other large purchases included outboard engine and recreational boat manufacturer Brunswick and a new position in defense contractor Alliant Techsystems. Mercury outboard engines and boat brands such as Boston Whaler represent about 90% of sales at Brunswick, which has improved its management team in recent years and appears to have a technological edge producing boat engines that will meet strict new environmental standards. Alliant Techsystems, a maker of munitions, precision warheads, rocket motors (such as those used on the Space Shuttle), and composite structures for spacecraft and aircraft, is well positioned to benefit from increased defense spending and military modernization.

  Financials have performed exceedingly well for many years, helped in part by two decades of disinflation. Yet we are concerned about consumer leverage, frothiness in the housing market, and several company-specific issues, and as a result are cautious on the sector. We trimmed some insurance holdings and eliminated consumer finance company Capital One Financial, which faces some risk as a result of its significant move into the subprime lending market.

  Other top sales included Affiliated Computer Services, a top contributor in the second half in which we took profits; waste-hauler Republic Services, a defensive stock we eliminated after good performance; and video game leader Electronic Arts, a strong performer since our investment in early 2000, which we eliminated on concerns that the game software group had peaked.

  Sector Diversification

                                                  6/30/02               12/31/02
  ------------------------------------------------------------
  Industrials and Business Services                   24%                    23%

  Health Care                                         19                     21

  Consumer Discretionary                              15                     15

  Information Technology                              14                     14

  Energy                                              10                      9

  Financials                                          11                      8

  Consumer Staples                                     2                      2

  Materials                                            1                      2

  Telecommunication Services                           0                      1

  Reserves                                             4                      5
  ------------------------------------------------------------
  Total                                              100%                   100%

  Based on net assets as of 12/31/02.

INVESTMENT STRATEGY AND OUTLOOK

  Last year was unusual in that stocks fell sharply in the face of a gradually improving economy. We believe that this bear market has been prolonged, and the recovery muted, as a result of significant structural imbalances in the economy. These take time to correct. The Internet bubble led to a colossal misallocation of business investment and the inevitable bust. Partly as a result of the long economic expansion of the 1990s, corporate debt levels are substantial. Businesses have pulled back on investment in new equipment, especially in technology. However, consumers continue to spend, though their purchases have been increasingly skewed toward large-ticket items, such as cars and houses, financed with debt.

  Meanwhile, the long disinflationary trend continued in 2002 and threatened to spill over into deflation. From short rates of 20% in the early 1980s, the federal funds rate is now just 1.25%, while the 10-year Treasury yield fell below 4% last fall, its lowest level in four decades. Overbuilding and oversupply in many sectors have led to negligible price increases or, in some cases, falling prices.

  Deflation and high systemic debt levels are a combustible combination. We believe that the Federal Reserve signaled the depth of its concern - and resolve - with a series of statements late in the year, as well as with its November rate cut. Various Fed governors pointedly disputed the notion that with short-term rates so low, the central bank was running out of options to stimulate the economy and fight deflation. Other weapons in the Fed's arsenal include the direct purchase of U.S. Treasuries and, as one Fed governor said bluntly, "the printing press;" in other words, the central bank can simply print more money. There was a time when such a statement would have been unthinkable. Just over twenty years ago, Paul Volcker demonstrated his intention to crush inflation no matter what the cost. Today, his successor, Alan Greenspan, has made it clear he will fight deflation - no matter what the cost. This may mean the secular decline in interest rates, the driving force for the economy and the financial markets for two decades, has run its course.

  How far have we come in correcting the imbalances of the late 1990s? Many structural elements are beginning to fall into place. Corporate governance is becoming more rigorous, and accounting standards have improved. Companies are deleveraging. Individuals are saving more, and the savings rate is now above 4% after slipping close to 0% not long ago. Mortgage refinancing and lower tax rates are helping individuals improve their financial positions and lower debt service burdens. An increased emphasis on corporate dividends will occur whether or not the President's proposal to exempt dividends from individual taxable income is enacted. In the long run, we believe that dividends promote better corporate capital allocation decisions, and if a very low interest rate environment persists, increasing dividend yields may provide some yield support for the stock market.

  Nevertheless, imbalances remain, and we doubt the cleansing process has run its course. Debt levels are still high, and the dollar still appears overvalued. The current account deficit (which reflects both trade and investment flows) is massive and unsustainable over the long term. Real estate prices are on the high side. We do not see a housing bubble in imminent danger of collapse, but even a modest decline in prices - or a reduction in homeowners' ability to refinance and take cash value of their homes - would crimp consumer purchasing power. All this suggests that subpar economic growth and modest financial market returns will be the defining feature of the investment landscape for some time to come.

  The stock market is not statistically cheap on an absolute basis compared with other bear market bottoms, but we believe that valuations are quite reasonable, even allowing for a modest rise in interest rates. Stock prices are struggling to find equilibrium amid the crosscurrents of geopolitical threats and uncertainty about corporate earnings. We believe the market may have made an important bottom in October.

  Market leadership is difficult to discern at economic turning points. The leaders of the preceding bull market are rarely leaders in the next. There are some hints that commodity sectors such as metals and energy may emerge as leaders, but time will tell. As we look for opportunity in this market, with an eye to the uncertainties we have discussed, we continue to gravitate toward two areas we have previously discussed - defense and biotechnology. And we would introduce a third: generic pharmaceuticals.

  After all the recent headlines about Iraq and North Korea, we need no reminding that the world has become a more dangerous place for Americans. Yet defense spending as a percentage of GDP remains near post-World War II lows. For ten years following the end of the Cold War, production of defense equipment failed to keep pace with replacement needs, and our defense infrastructure was allowed to shrink. We think that defense contractors, particularly those on the technological cutting edge, will benefit for years to come from continuing efforts to rebuild the defense industrial base and retool the military for warfare in the information age. A prime example is Rockwell Collins, one of our top holdings and a leading supplier of aviation electronics for both commercial and military applications.

  Biotech stocks often trade in sympathy with technology stocks, and, partly as a result, valuations in the group have contracted sharply. Yet biotech fundamentals have improved in recent years, even as the fundamentals in technology have deteriorated. More and more biotechnology companies are achieving profitability, and a growing number of experimental treatments are in late-stage clinical trials. Our top biotech holdings include MedImmune and Gilead Sciences, both of which are profitable and have promising new drugs under development.

  Generic drugs - cheaper versions of brand-name pharmaceuticals that become available once a medication's patent expires - are likely to play an important role in helping the U.S. control spiraling health care costs. The fact that spending on prescription drugs is rising even faster than overall health care expenditures has created a strong political imperative to lower drug costs or at least restrain the rate of increase. President Bush surprised many in October by proposing new rules that would make it harder for branded manufacturers to extend their patents to block the introduction of generic competitors. At the same time, as a result of consolidation, competition within the generic drug industry has decreased. This has led to more rational pricing policies and higher profit margins for the sector. In addition to our new positions in Barr Labs and Mylan Labs, we have long owned Teva Pharmaceutical, the leader in the group.


  LINE GRAPH:  Mid-Cap Growth vs Mid-Cap Value

                     growth/value

  12/85                     1.000
                            0.994
                           1.0062
                           1.0202
                           1.0502
                           1.0713
                            1.075
                           1.0474
                           1.0036
                           0.9811
                           0.9959
                           0.9997
                           0.9973
                           1.0236
                           1.0506
                           1.0586
                           1.0566
                           1.0627
                           1.0632
                           1.0678
                           1.0781
                           1.0726
                           1.0067
                           0.9826
                           1.0478
                           0.9896
                           1.0062
                           1.0113
                           1.0105
                           0.9856
                           0.9961
                           0.9653
                           0.9388
                           0.9474
                            0.931
                           0.9308
                           0.9495
                           0.9481
                           0.9383
                           0.9316
                           0.9453
                           0.9582
                           0.9419
                           0.9549
                           0.9632
                           0.9778
                           0.9875
                           1.0043
                           1.0175
                           0.9938
                           0.9943
                           1.0241
                           1.0533
                           1.0745
                           1.1116
                           1.1075
                           1.0892
                           1.1019
                           1.1269
                           1.1459
  12/90                    1.1503
                           1.1639
                           1.1727
                           1.1941
                           1.1631
                           1.1691
                           1.1513
                           1.1539
                           1.1564
                           1.1654
                           1.1691
                           1.1862
                           1.2263
                           1.2061
                           1.1652
                           1.1346
                           1.0852
                           1.0773
                           1.0534
                            1.058
                           1.0755
                           1.0776
                           1.0873
                           1.1093
                           1.0956
                           1.0811
                           1.0257
                             1.02
                           0.9956
                           1.0196
                           0.9947
                           0.9808
                           1.0036
                           1.0183
                           1.0466
                           1.0464
                           1.0536
                           1.0501
                           1.0599
                           1.0507
                           1.0329
                           1.0331
                           1.0071
                           0.9953
                           1.0169
                           1.0324
                           1.0512
                           1.0512
                           1.0532
                           1.0366
                           1.0393
                           1.0606
                           1.0473
                           1.0317
                           1.0543
                           1.0829
                           1.0737
                           1.0731
                           1.0667
                           1.0566
  12/95                    1.0458
                            1.039
                           1.0681
                           1.0543
                           1.0959
                           1.1077
                           1.0731
                           1.0392
                           1.0513
                           1.0785
                           1.0385
                           1.0348
                           1.0216
                           1.0343
                           0.9947
                           0.9679
                           0.9672
                           0.9952
                           0.9861
                           1.0058
                           1.0078
                           0.9969
                           0.9767
                           0.9548
                           0.9317
                            0.933
                           0.9568
                           0.9481
                           0.9664
                           0.9488
                           0.9725
                           0.9806
                           0.9232
                           0.9383
                           0.9461
                           0.9757
                            1.045
                            1.102
                           1.0717
                           1.1154
                           1.0654
                           1.0472
                           1.1077
                              1.1
                           1.1276
                           1.1776
                           1.2322
                           1.3852
                           1.5827
                           1.6831
                           2.1257
                           1.8978
                           1.7068
                           1.5556
                           1.7873
                           1.6359
                           1.7739
                           1.6711
                           1.5278
                           1.2115
  12/00                     1.172
                           1.2434
                           1.0326
                           0.9101
                           1.0064
                            0.974
                           0.9876
                           0.9248
                           0.8737
                           0.8062
                           0.8862
                           0.9175
                           0.9144
                           0.8758
                            0.813
                           0.8325
                            0.789
                           0.7666
                           0.7139
                           0.7145
                           0.7038
                           0.7206
                           0.7526
                           0.7634
  12/02                    0.7348

  We believe that focusing on these fertile fields in addition to others that we have emphasized profitably over the years - most notably, the business services group - will position the portfolio well for above-average returns with moderate volatility in the years ahead. In a market that is reasonably valued as a whole, mid-caps are attractively valued relative to large-caps. Though mid-caps have outpaced large-caps since mid-1999, we believe we are only about midway through a multiyear cycle of mid-cap dominance. Mid-cycle corrections such as that we experienced in the second half of 2002 are not unusual. Based on the extreme outperformance of mid-cap value stocks in the past three years, as illustrated in the nearby chart, and the increasingly attractive relative valuation of mid-cap growth stocks, we feel strongly that growth stocks will lead the next leg of the cycle.

  Respectfully submitted,

  Brian W.H. Berghuis
  President of the fund and chairman of its Investment Advisory Committee

  John F. Wakeman
  Executive vice president of the fund
  January 16, 2003

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

Portfolio Highlights

Twenty-Five Largest Holdings

                                                        Percent of
                                                        Net Assets
                                                        12/31/02
------------------------------------------------
Omnicare                                                  2.1%

Whole Foods Market                                         1.9

Affiliated Computer Services                               1.6

Choicepoint                                                1.5

Anthem                                                     1.5

BJ Services                                                1.5

Waddell & Reed Financial                                   1.4

Family Dollar Stores                                       1.4

Rockwell Collins                                           1.4

Danaher                                                    1.4

MedImmune                                                  1.4

Manpower                                                   1.3

Ocean Energy                                               1.3

Iron Mountain                                              1.3

Certegy                                                    1.3

Gilead Sciences                                            1.2

ITT Industries                                             1.2

Teva Pharmaceutical                                        1.2

Apogent Technologies                                       1.2

Roper Industries                                           1.2

Dollar Tree Stores                                         1.2

Smith International                                        1.1

DST Systems                                                1.1

American Standard                                          1.1

Weight Watchers                                            1.0
------------------------------------------------
Total                                                    33.8%
------------------------------------------------
Note: Table excludes investments in the T. Rowe Price Government
Reserve Investment Fund.

Portfolio Highlights

Contributions to the Change in Net Asset Value per Share

6 Months Ended 12/31/02

TEN BEST CONTRIBUTORS
------------------------------------------------
Nextel Communications                                 8(cents)

Coach                                                        3

Hewitt Associates                                            3

Affiliated Computer Services                                 2

Mercury Interactive                                          2

Whole Foods Market                                           2

Teva Pharmaceutical                                          2

VeriSign                                                     2

Microchip Technology*                                        2

Western Wireless                                             2
------------------------------------------------
Total                                                28(cents)
------------------------------------------------

TEN WORST CONTRIBUTORS
------------------------------------------------
Allmerica Financial**                               -11(cents)

Laboratory Corporation of America                           10

Concord EFS                                                 10

Dollar Tree Stores                                           9

BearingPoint                                                 9

Certegy                                                      8

Capital One Financial**                                      8

BISYS Group                                                  7

Robert Half International                                    7

Semtech                                                      6
------------------------------------------------
Total                                               -85(cents)
------------------------------------------------

12 Months Ended 12/31/02

TEN BEST CONTRIBUTORS
------------------------------------------------
Coach                                                 7(cents)

Nextel Communications*                                       6

Wellpoint Health Networks                                    6

Anthem                                                       5

Whole Foods Market                                           5

Weight Watchers                                              4

ITT Industries                                               4

Smith International                                          3

Rockwell Collins                                             3

XTO Energy                                                   3
------------------------------------------------
Total                                                46(cents)
------------------------------------------------

TEN WORST CONTRIBUTORS
------------------------------------------------
Western Wireless                                    -21(cents)

Waddell & Reed Financial                                    14

Sepracor**                                                  13

Concord EFS                                                 13

Lattice Semiconductor**                                     13

Charter Communications**                                    13

Triton PCS Holdings                                         13

VeriSign                                                    12

BearingPoint                                                11

Convergys                                                   10
------------------------------------------------
Total                                              -133(cents)
------------------------------------------------

 * Position added
** Position eliminated

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Mid-Cap Growth Portfolio

                 S&P MidCap                Lipper Variable Annuity                       Mid-Cap
As of                 Index                     Underlying Mid-Cap              Growth Portfolio
12/31/02                                      Growth Funds Average

12/31/1996           10,000                                 10,000                        10,000
12/31/1997           13,225                                 11,702                        11,880
12/31/1998           15,753                                 13,316                        14,503
12/31/1999           18,072                                 19,868                        17,945
12/31/2000           21,236                                 18,955                        19,275
12/31/2001           21,108                                 15,091                        19,097
12/31/2002           18,044                                 10,778                        15,040

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Mid-Cap Growth Portfolio
Periods Ended 12/31/02

                                                                           Since        Inception
                     1 Year          3 Years           5 Years         Inception             Date
------------------------------------------------------------------------
Mid-Cap
Growth
Portfolio           -21.25%           -5.72%             4.83%             7.04%         12/31/96

Mid-Cap
Growth Portfolio -
II Class                 -                -                 -            -21.45%          4/30/02

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio

Mid-Cap Growth shares                                     For a share outstanding throughout each period
                                                      ---------------------------------------------------
                                             Year
                                            Ended
                                         12/31/02       12/31/01       12/31/00      12/31/99      12/31/98

NET ASSET VALUE

Beginning of period                        $18.26         $18.43        $ 17.46        $14.27        $11.88

Investment activities
  Net investment income (loss)             (0.08)         (0.05)             -             -         (0.01)

  Net realized and

  unrealized gain (loss)                   (3.80)         (0.12)           1.29          3.37          2.61
  Total from investment
  activities                               (3.88)         (0.17)           1.29          3.37          2.60

Distributions
  Net realized gain                            -              -          (0.32)        (0.18)        (0.21)

NET ASSET VALUE

End of period                              $14.38         $18.26         $18.43        $17.46        $14.27
                                           ---------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)                    (21.25)%        (0.92)%          7.41%        23.73%        22.08%

Ratio of total expenses
to average net assets                       0.85%          0.85%          0.85%         0.85%         0.85%

Ratio of net investment
income (loss) to average
net assets                                (0.48)%        (0.29)%        (0.01)%         0.01%       (0.11)%

Portfolio turnover rate                     33.7%          41.8%          46.3%         48.1%         47.8%

Net assets, end of period
(in thousands)                           $298,288       $350,094       $311,604      $127,228       $29,911

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio

Mid-Cap Growth - II shares                                                For a share outstanding
                                                                            throughout the period
                                                                         ------------------------
                                                                                          4/30/02
                                                                                          Through
                                                                                         12/31/02

NET ASSET VALUE

Beginning of period                                                                        $17.87

Investment activities
  Net investment income (loss)                                                             (0.02)

  Net realized and unrealized gain (loss)                                                  (3.49)

  Total from investment activities                                                         (3.51)

NET ASSET VALUE

End of period                                                                              $14.36

Ratios/Supplemental Data

Total return(diamond)                                                                    (19.64)%

Ratio of total expenses to average net assets                                              1.10%!

Ratio of net investment income (loss) to average net assets                              (0.63)%!

Portfolio turnover rate                                                                     33.7%

Net assets, end of period (in thousands)                                                   $3,988

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions

! Annualized

Statement of Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2002

                                                                          Shares                  Value
----------------------------------------------------------------------------
                                                                                           In thousands
COMMON STOCKS 95.6%

CONSUMER DISCRETIONARY 15.3%

Hotels, Restaurants & Leisure 1.2%
Outback Steakhouse                                                        21,000                   $723

Starbucks *                                                              140,000                  2,853

                                                                                                  3,576

Household Durables 0.5%
Garmin *                                                                  53,000                  1,553

                                                                                                  1,553

Internet & Catalog Retail 0.7%
Ticketmaster Online-CitySearch
  Class B *                                                              106,000                  2,249

                                                                                                  2,249

Leisure Equipment & Products 0.9%
Brunswick                                                                136,000                  2,701

                                                                                                  2,701

Media 3.4%
Catalina Marketing *                                                     105,700                  1,955

Cox Radio, Class A *                                                     100,000                  2,281

Lamar Advertising, Class A *                                              58,000                  1,952

Rogers Communications
  Class B *                                                              168,000                  1,576

Scripps, Class A                                                          11,000                    846

Westwood One *                                                            43,000                  1,607

                                                                                                 10,217

Multiline Retail 2.8%
BJ's Wholesale Club *                                                     32,000                    586

Dollar Tree Stores *                                                     144,000                  3,538

Family Dollar Stores                                                     137,000                  4,276

                                                                                                  8,400

Specialty Retail 4.9%
Best Buy *                                                               131,000                  3,164

O'Reilly Automotive *                                                    104,000                  2,630

Ross Stores                                                               68,000                  2,882

TJX                                                                       78,000                  1,523

Weight Watchers *                                                         69,000                  3,172

Williams-Sonoma *                                                         52,000                  1,412

                                                                                                 14,783

Textiles, Apparel, & Luxury Goods 0.9%
Coach *                                                                   82,000                  2,699

                                                                                                  2,699

Total Consumer Discretionary                                                                     46,178

                                                                          Shares                  Value
----------------------------------------------------------------------------
                                                                                           In thousands
CONSUMER STAPLES 2.2%

Food & Drug Retailing 2.2%
Sysco                                                                     24,000                   $715

Whole Foods Market *                                                     110,000                  5,800

Total Consumer Staples                                                                            6,515

ENERGY 9.1%
Energy Equipment & Services 5.4%
BJ Services *                                                            142,000                  4,588

Cooper Cameron *                                                          54,000                  2,690

Diamond Offshore Drilling                                                128,000                  2,797

FMC Technologies *                                                       132,000                  2,697

Smith International *                                                    105,000                  3,425

                                                                                                 16,197

Oil & Gas 3.7%
Devon Energy                                                              42,000                  1,928

EOG Resources                                                             79,000                  3,153

Ocean Energy                                                             199,000                  3,974

XTO Energy                                                                93,000                  2,297

                                                                                                 11,352

Total Energy                                                                                     27,549

FINANCIALS 8.0%

Banks 0.2%
Silicon Valley Bancshares *                                               27,000                    493

                                                                                                    493

Diversified Financials 4.3%
Franklin Resources                                                        91,000                  3,101

Investor's Financial Services                                             37,000                  1,014

Legg Mason                                                                42,000                  2,039

Principal Financial Group                                                 85,000                  2,561

Waddell & Reed Financial
  Class A                                                                221,000                  4,347

                                                                                                 13,062

Insurance 3.5%
Mercury General                                                           34,000                  1,278

Nationwide Financial Services
  Class A                                                                 79,000                  2,263

PMI Group                                                                 53,000                  1,592

Progressive Corporation                                                   26,000                  1,290

Protective Life                                                           79,000                  2,174

Radian Group                                                              58,000                  2,155

                                                                                                 10,752

Total Financials                                                                                 24,307


Statement of Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2002

                                                                          Shares                  Value
----------------------------------------------------------------------------
                                                                                           In thousands
HEALTH CARE 21.3%

Biotechnology 5.7%
Abgenix *                                                                 52,000                   $383

Alkermes *                                                                95,000                    596

Amylin Pharmaceuticals *                                                  47,000                    759

Cephalon *                                                                58,000                  2,823

Gilead Sciences *                                                        111,000                  3,774

Human Genome Sciences *                                                   78,000                    687

IDEC Pharmaceuticals *                                                    50,000                  1,658

MedImmune *                                                              152,000                  4,130

Millennium Pharmaceuticals *                                              79,000                    627

Neurocrine Biosciences *                                                  16,000                    730

Protein Design Labs *                                                     52,000                    442

Vertex Pharmaceuticals *                                                  42,000                    666

                                                                                                 17,275

Health Care Equipment & Supplies 2.6%
Apogent Technologies *                                                   171,000                  3,557

Invitrogen *                                                              21,000                    657

St. Jude Medical *                                                        42,000                  1,668

Waters Corporation *                                                      84,000                  1,830

                                                                                                  7,712

Health Care Providers & Services 9.4%
AmerisourceBergen                                                         49,000                  2,661

Anthem *                                                                  74,000                  4,655

Davita *                                                                 101,000                  2,492

Health Management, Class A                                               158,000                  2,828

Laboratory Corporation of
  America *                                                              100,000                  2,324

Manor Care *                                                             158,000                  2,940

Omnicare                                                                 268,000                  6,386

Triad Hospitals *                                                         32,000                    954

WellChoice *                                                              47,000                  1,126

Wellpoint Health Networks *                                               30,000                  2,135

                                                                                                 28,501

Pharmaceuticals 3.6%
Allergan                                                                  21,000                  1,210

Barr Laboratories *                                                       42,000                  2,734

IVAX *                                                                    74,000                    898

Mylan Laboratories                                                        71,000                  2,478

Teva Pharmaceutical ADR                                                   94,000                  3,629

                                                                                                 10,949

Total Health Care                                                                                64,437

                                                                          Shares                  Value
----------------------------------------------------------------------------
                                                                                           In thousands
INDUSTRIALS & BUSINESS SERVICES 22.7%

Aerospace & Defense 2.8%
Alliant Techsystems *                                                     26,000                 $1,621

L-3 Communications Holdings *                                             58,000                  2,605

Rockwell Collins                                                         179,000                  4,163

                                                                                                  8,389

Air Freight & Logistics 0.7%
Expeditors International of
  Washington                                                              63,000                  2,057

                                                                                                  2,057

Building Products 1.1%
American Standard *                                                       47,000                  3,344

                                                                                                  3,344

Commercial Services & Supplies 13.7%
Apollo Group, Class A *                                                   31,000                  1,364

BISYS Group *                                                             90,000                  1,431

Ceridian *                                                               209,000                  3,014

Certegy *                                                                158,000                  3,879

Choicepoint *                                                            118,000                  4,660

Concord EFS *                                                            182,000                  2,865

Convergys *                                                               22,400                    339

DST Systems *                                                             95,000                  3,377

Education Management *                                                    42,000                  1,579

Fiserv *                                                                  84,000                  2,852

Hewitt Associates *                                                       68,000                  2,155

Iron Mountain *                                                          118,000                  3,895

Manpower                                                                 126,000                  4,019

Robert Half International *                                              194,000                  3,125

Viad                                                                     125,000                  2,794

                                                                                                 41,348

Industrial Conglomerates 1.6%
Roper Industries                                                          97,000                  3,550

Teleflex                                                                  32,000                  1,373

                                                                                                  4,923

Machinery 2.6%
Danaher                                                                   63,000                  4,139

ITT Industries                                                            60,000                  3,642

                                                                           7,781

Trading Companies & Distributors 0.2%
MSC Industrial Direct, Class A *                                          40,400                    717

                                                                                                    717

Total Industrials & Business Services                                                            68,559

Statement of Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2002

                                                                          Shares                  Value
----------------------------------------------------------------------------
                                                                                           In thousands
INFORMATION TECHNOLOGY 13.9%

Computer & Peripherals 0.9%
Lexmark International, Class A *                                          26,000                 $1,573

Seagate Technology *                                                     115,000                  1,234

                                                                                                  2,807

Electronic Equipment & Instruments 1.8%
Celestica *                                                              132,000                  1,861

Diebold                                                                   17,200                    709

Jabil Circuit *                                                           94,000                  1,685

Molex, Class A                                                            54,000                  1,074

                                                                                                  5,329

Internet Software & Services 1.4%
Expedia, Class A *                                                         8,500                    569

Internet Security Systems *                                               52,000                    953

Overture Services *                                                       10,000                    273

VeriSign *                                                               304,500                  2,442

                                                                                                  4,237

IT Consulting & Services 2.8%
Affiliated Computer Services
  Class A *                                                               89,000                  4,686

BearingPoint *                                                           226,000                  1,559

SunGard Data Systems *                                                    91,000                  2,144

                                                                                                  8,389

Semiconductor Equipment & Products 3.6%
Intersil Holding, Class A *                                              105,000                  1,464

KLA-Tencor *                                                              42,000                  1,486

Marvell Technology Group *                                                52,000                    981

Maxim Integrated Products                                                 33,000                  1,090

Microchip Technology                                                      92,000                  2,249

Novellus Systems *                                                        50,000                  1,404

QLogic *                                                                  32,000                  1,104

Semtech *                                                                109,000                  1,190

                                                                                                 10,968

Software 3.4%
Adobe Systems                                                             65,900                  1,635

Informatica *                                                             68,500                    395

Intuit *                                                                  48,000                  2,252

Mercury Interactive *                                                     62,000                  1,838

Network Associates *                                                     135,000                  2,172

Siebel Systems *                                                          94,000                    703

VERITAS Software *                                                        93,000                  1,453

                                                                                                 10,448

Total Information Technology                                                                     42,178

                                                                          Shares                  Value
----------------------------------------------------------------------------
                                                                                           In thousands
MATERIALS 1.8%

Chemicals 1.0%
Potash Corp./Saskatchewan                                                 47,000                 $2,989

                                                                                                  2,989

Metals & Mining 0.8%
Newmont Mining                                                            83,000                  2,409

                                                                                                  2,409

Total Materials                                                                                   5,398

TELECOMMUNICATION SERVICES 1.3%

Wireless Telecommunication Services 1.3%
Nextel Communications
  Class A *                                                              205,000                  2,368

Triton PCS Holdings, Class A *                                           141,000                    554

Western Wireless, Class A *                                              172,600                    915

Total Telecommunication Services                                                                  3,837

Total Common Stocks (Cost $285,461)                                                             288,958

Short-Term Investments 4.7%
Money Market Funds 4.7%
T. Rowe Price Government
  Reserve Investment
    Fund, 1.23% #                                                     14,360,000                 14,360

Total Short-Term Investments
(Cost $14,360)                                                                                   14,360

Total Investments in Securities
100.3% of Net Assets (Cost $299,821)                                                           $303,318

Other Assets Less Liabilities                                                                   (1,042)

NET ASSETS                                                                                     $302,276
                                                                                               --------

Statement of Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2002

                                                                                                  Value
----------------------------------------------------------------------------
                                                                                           In thousands
Net Assets Consist of:
Undistributed net realized gain (loss)                                                        $(52,247)

Net unrealized gain (loss)                                                                        3,497

Paid-in-capital applicable to
21,023,529 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                                          351,026

NET ASSETS                                                                                     $302,276
                                                                                               --------

NET ASSET VALUE PER SHARE

Mid-Cap Growth Portfolio shares
($298,287,949/20,745,843
shares outstanding)                                                                              $14.38

Mid-Cap Growth Portfolio - II shares
($3,988,167/277,686
shares outstanding)                                                                              $14.36

# Seven-day yield

* Non-income producing

ADR American Depository Receipts

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Mid-Cap Growth Portfolio
In thousands

                                                                           Year
                                                                          Ended
                                                                       12/31/02

Investment Income (Loss)

Income
  Dividend                                                                 $928

  Interest                                                                  279

  Total income                                                            1,207

Expenses
  Investment management and administrative                                2,767

  Distribution - Mid-Cap Growth - II shares                                   2

  Total Expenses                                                          2,769

Net investment income (loss)                                             (1,562)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                  (22,725)

Change in unrealized gain (loss) on securities                          (56,143)

Net realized and unrealized gain (loss)                                 (78,868)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $ (80,430)
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/02                 12/31/01

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                               $(1,562)                   $(921)

  Net realized gain (loss)                                   (22,725)                 (27,039)

  Change in net unrealized gain (loss)                       (56,143)                   26,374

  Increase (decrease) in net assets
  from operations                                            (80,430)                  (1,586)

Capital share transactions *
  Shares sold
    Mid-Cap Growth shares                                      77,226                  110,284

    Mid-Cap Growth - II shares                                  5,274                        -

  Shares redeemed
    Mid-Cap Growth shares                                    (48,621)                 (70,208)

    Mid-Cap Growth - II shares                                (1,267)                        -

  Increase (decrease) in net assets from
  capital share transactions                                   32,612                   40,076

Net Assets
Increase (decrease) during period                            (47,818)                   38,490

Beginning of period                                           350,094                  311,604

End of period                                                $302,276                 $350,094
                                                              -------------------------

*Share information
  Shares sold
    Mid-Cap Growth shares                                       4,696                    6,460

    Mid-Cap Growth - II shares                                    365                        -

  Shares redeemed
    Mid-Cap Growth shares                                     (3,123)                  (4,197)

    Mid-Cap Growth - II shares                                   (87)                        -

  Increase (decrease) in shares outstanding                     1,851                    2,263

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2002

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Mid-Cap Growth Portfolio (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: Mid-Cap Growth Portfolio, offered since December 31, 1996, and Mid-Cap Growth Portfolio - II, which was first offered on April 30, 2002. Mid-Cap Growth - II sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Class Accounting - Mid-Cap Growth - II pays distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Management and administrative fee expense, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $143,186,000 and $104,757,000, respectively, for the year ended December 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

T. Rowe Price Mid-Cap Growth Portfolio

  There were no distributions in the year ended December 31, 2002. At December 31, 2002, the tax-basis components of net assets were as follows:

  Unrealized appreciation                                        $50,146,000

  Unrealized depreciation                                        (51,479,000)

  Net unrealized appreciation (depreciation)                      (1,333,000)

  Capital loss carryforwards                                     (47,417,000)

  Paid-in capital                                                351,026,000

  Net assets                                                    $302,276,000
                                                                ------------

  Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $4,830,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003.

  The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $23,036,000 of capital loss carryforwards that expire in 2009, and $24,381,000 that expire in 2010.

  For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income                              $1,562,000

  Paid-in capital                                                  (1,562,000)

  At December 31, 2002, the cost of investments for federal income tax purposes was $304,651,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2002, $254,000 was payable under the agreement.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $279,000 and are reflected as interest income in the accompanying Statement of Operations.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price Mid-Cap Growth Portfolio

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
  T. Rowe Price Mid-Cap Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

  PricewaterhouseCoopers LLP
  Baltimore, Maryland
  January 21, 2003

T. Rowe Price Mid-Cap Growth Portfolio

About the Portfolio's Directors and Officers

  Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc. ("T.Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)            Principal Occupation(s) During Past 5 Years and
Year Elected*              Directorships of Other Public Companies
-------------------------------------------------------------------------------
Anthony W. Deering         Director, Chairman of the Board, President, and
(1/28/45)                  Chief Executive Officer, The Rouse Company, real
2001                       estate developers
-------------------------------------------------------------------------------
Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an
(1/27/43)                  acquisition and management advisory firm
1994
-------------------------------------------------------------------------------
David K. Fagin             Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                   Golden Star Resources Ltd., and Canyon Resources
1994                       Corp. (5/00 to present); Chairman and President, Nye
                           Corp.
-------------------------------------------------------------------------------
F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates,
(8/22/34)                  Inc., consulting environmental and civil engineers
2001
-------------------------------------------------------------------------------
Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor
(11/16/41)                 Stores Corp., Ameren Corp., Finlay Enterprises,
1994                       Inc., The Rouse Company, and US Airways Group, Inc.
-------------------------------------------------------------------------------
John G. Schreiber          Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                 a real estate investment company; Senior
2001                       Advisor and Partner, Blackstone Real Estate Advisors,
                           L.P.; Director, AMLI Residential Properties Trust,
                           Host Marriott Corp., and The Rouse Company
-------------------------------------------------------------------------------
Hubert D. Vos              Owner/President, Stonington Capital Corp.,
(8/2/33)                   a private investment company
1994
-------------------------------------------------------------------------------
Paul M. Wythes             Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                  capital limited partnership, providing equity
1994                       capital to young high-technology companies throughout
                           the United States; Director, Teltone Corp.
-------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price Mid-Cap Growth Portfolio

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price       Principal Occupation(s) During Past 5 Years
Portfolios Overseen]           and Directorships of Other Public Companies
-------------------------------------------------------------------------------
John H. Laporte                Director and Vice President, T. Rowe Price
(7/26/45)                      Group, Inc.; Vice President, T. Rowe Price
1994
[15]
-------------------------------------------------------------------------------
James S. Riepe                 Director and Vice President, T. Rowe Price;
(6/25/43)                      Vice Chairman of the Board, Director, and
1994                           Vice President, T. Rowe Price Group, Inc.;
[105]                          Chairman of the Board and Director, T. Rowe Price
                               Global Asset Management Limited, T. Rowe Price
                               Investment Services, Inc., T. Rowe Price
                               Retirement Plan Services, Inc., and T. Rowe Price
                               Services, Inc.; Chairman of the Board, Director,
                               President, and Trust Officer, T. Rowe Price Trust
                               Company; Director, T. Rowe Price International,
                               Inc., and T. Rowe Price Global Investment
                               Services Limited; Chairman of the Board, Equity
                               Series
-------------------------------------------------------------------------------
M. David Testa                 Chief Investment Officer, Director, and Vice
(4/22/44)                      President, T. Rowe Price; Vice Chairman of
1994                           the Board, Chief Investment Officer, Director,
[105]                          and Vice President, T. Rowe Price Group, Inc.;
                               Director, T. Rowe Price Global Asset Management
                               Limited, T. Rowe Price Global Investment Services
                               Limited, and T. Rowe Price International, Inc.;
                               Director and Vice President, T. Rowe Price Trust
                               Company; President, Equity Series
-------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Position(s) Held With Fund                       Principal Occupation(s)
-------------------------------------------------------------------------------
Brian W.H. Berghuis (10/12/58)                   Vice President, T. Rowe Price and T.
Executive Vice President,                        Rowe Price Group, Inc.
Equity Series
-------------------------------------------------------------------------------
Stephen W. Boesel (12/28/44)                     Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Series                    Price Group, Inc., and T. Rowe Price
                                                 Trust Company
-------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)                     Vice President, T. Rowe Price, T. Rowe
Treasurer, Equity Series                         Price Group, Inc., and T. Rowe Price
                                                 Investment Services, Inc.
-------------------------------------------------------------------------------
Arthur B. Cecil III (9/15/42)                    Vice President, T. Rowe Price and
Vice President, Equity Series                    T. Rowe Price Group, Inc.
-------------------------------------------------------------------------------
Giri Devulapally (11/18/67)                      Vice President, T. Rowe Price and
Vice President, Equity Series                    T. Rowe Price Group, Inc.
-------------------------------------------------------------------------------
Anna M. Dopkin (9/5/67)                          Vice President, T. Rowe Price and
Vice President, Equity Series                    T. Rowe Price Group, Inc.
-------------------------------------------------------------------------------
Robert N. Gensler (10/18/57)                     Vice President, T. Rowe Price and
Vice President, Equity Series                    T. Rowe Price Group, Inc.
-------------------------------------------------------------------------------
Eric M. Gerster (3/23/71)                        Vice President, T. Rowe Price and
Vice President, Equity Series                    T. Rowe Price Group, Inc.
-------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Growth Portfolio

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served                         Principal Occupation(s)
-------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)                      Director and Vice President, T. Rowe
Vice President, Equity Series                    Price Group, Inc., T. Rowe Price
                                                 Investment Services, Inc., T. Rowe Price
                                                 Services, Inc., and T. Rowe Price Trust
                                                 Company; Vice President, T. Rowe Price,
                                                 T. Rowe Price International, Inc., and
                                                 T. Rowe Price Retirement Plan Services,
                                                 Inc.
-------------------------------------------------------------------------------
Kris H. Jenner (2/5/62)                          Vice President, T. Rowe Price and
Executive Vice President,                        T. Rowe Price Group, Inc.
Equity Series
-------------------------------------------------------------------------------
J. Jeffrey Lang (1/10/62)                        Vice President, T. Rowe Price and
Vice President, Equity Series                    T. Rowe Price Trust Company
-------------------------------------------------------------------------------
John D. Linehan (1/21/65)                        Vice President, T. Rowe Price, T.
Vice President, Equity Series                    Rowe Price Group, Inc., and T. Rowe
                                                 Price International, Inc.
-------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)                    Assistant Vice President, T. Rowe
Secretary, Equity Series                         Price and T. Rowe Price Investment
                                                 Services, Inc.
-------------------------------------------------------------------------------
David S. Middleton (1/18/56)                     Vice President, T. Rowe Price, T.
Controller, Equity Series                        Rowe Price Group, Inc., and T. Rowe
                                                 Price Trust Company
-------------------------------------------------------------------------------
Joseph Milano (9/14/72)                          Vice President, T. Rowe Price and T.
Vice President, Equity Series                    Rowe Price Group, Inc.
-------------------------------------------------------------------------------
Larry J. Puglia, CFA (8/25/60)                   Vice President, T. Rowe Price and T.
Executive Vice President,                        Rowe Price Group, Inc.
Equity Series
-------------------------------------------------------------------------------
Brian C. Rogers (6/27/55)                        Director and Vice President, T.
Executive Vice President,                        Rowe Price Group, Inc.; Vice President,
Equity Series                                    T. Rowe Price and T. Rowe Price Trust
                                                 Company
-------------------------------------------------------------------------------
Robert W. Smith (4/11/61)                        Vice President, T. Rowe Price, T.
Vice President, Equity Series                    Rowe Price Group, Inc., and T. Rowe
                                                 Price International, Inc.
-------------------------------------------------------------------------------
Michael F. Sola (7/21/69)                        Vice President, T. Rowe Price and
Vice President, Equity Series                    T. Rowe Price Group, Inc.
-------------------------------------------------------------------------------
William J. Stromberg, CFA (3/10/60)              Vice President, T. Rowe Price and T.
Vice President, Equity Series                    Rowe Price Group, Inc.
-------------------------------------------------------------------------------
John F. Wakeman (11/25/62)                       Vice President, T. Rowe Price and T.
Vice President, Equity Series                    Rowe Price Group, Inc.
-------------------------------------------------------------------------------
Richard T. Whitney (5/7/58)                      Vice President, T. Rowe Price, T.
Executive Vice President,                        Rowe Price Group, Inc., T. Rowe
Equity Series                                    Price Trust Company, and T. Rowe Price
                                                 International, Inc.
-------------------------------------------------------------------------------
R. Candler Young (9/28/71)                       Vice President, T. Rowe Price and T.
Vice President, Equity Series                    Rowe Price Group, Inc.; formerly
                                                 Investment Banking Summer Associate,
                                                 Goldman Sachs & Company (to 1999)
-------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe
Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

29347
TRP657 (2/03)
K15-068 12/31/02